EXHIBIT 99.3

                                                        MONTHLY OPERATING REPORT
------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                        Chief Financial Officer
---------------------------------------               -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Drew Keith                                                     1/31/01
---------------------------------------               -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                DATE

PREPARER:

/s/ JESSICA L. WILSON                                  Chief Accounting Officer
---------------------------------------               -------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Jessica L. Wilson                                              1/31/01
---------------------------------------               -------------------------
PRINTED NAME OF PREPARER                                         DATE

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-1
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

--------------------------------------------------------------
COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------------------
                                                                          MONTH                 MONTH                  MONTH
                                                    SCHEDULE  ------------------------------------------------------------------
ASSETS                                               AMOUNT           October 2000          November 2000          December 2000
--------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                              $15,476             ($3,048)                ($14,649)             $23,477
--------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                         $0                       $0
--------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                     $15,476             ($3,048)                ($14,649)             $23,477
--------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                  $13,356,789          $6,220,572               $5,535,308           $5,337,476
--------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                       $5,142,821               $4,861,439           $4,631,891
--------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                        $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                  $201,238                 $187,624             $284,034
--------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                        $37,290,970         $47,569,379              $48,115,344          $47,725,265
--------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                       $50,663,235         $59,130,962              $58,685,066          $58,002,143
--------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                $17,083,867         $16,645,008              $16,645,008          $16,866,613
--------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                        $6,778,594               $6,957,011           $7,133,273
--------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                  $17,083,867          $9,866,414               $9,687,997           $9,733,340
--------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                       $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                              $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                               $67,747,102         $68,997,376              $68,373,063          $67,735,483
--------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                  $246,220                 $426,506             $350,195
--------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                    ($285,316)               ($393,165)           ($729,813)
--------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                           $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                       $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                            $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                             $1,432,739               $1,343,286           $1,583,571
--------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                     $1,393,643               $1,376,627           $1,203,953
--------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                  $152,776            $100,158                  $89,381              $89,381
--------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                 $380,384                  $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                             $10,596,326         $18,351,965              $18,348,512          $18,206,147
--------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                                     $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES              $11,129,486         $18,452,123              $18,437,893          $18,295,528
--------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                          $11,129,486         $19,845,766              $19,814,520          $19,499,481
--------------------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                     $49,811,368              $49,811,368          $49,811,368
--------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                 ($659,758)             ($1,252,825)         ($1,575,366)
--------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                        $0         $49,151,610              $48,558,543          $48,236,002
--------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                             $11,129,486         $68,997,376              $68,373,063          $67,735,483
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-2
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

-------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                    MONTH                MONTH                   MONTH
                                               -------------------------------------------------------------------      QUARTER
REVENUES                                         October 2000         November 2000           December 2000              TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                               $2,462,079              $1,802,115              $1,788,712           $6,052,906
-----------------------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                            $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                  $2,462,079              $1,802,115              $1,788,712           $6,052,906
-----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                             $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                         $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                      $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                             $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                 $2,462,079              $1,802,115              $1,788,712           $6,052,906
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                  $10,000                 $10,000                 $15,000              $35,000
-----------------------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                  $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                       $313,782                $265,177                $354,752             $933,711
-----------------------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                         $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                          $2,071,080              $2,097,819              $1,956,453           $6,125,352
-----------------------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                     $2,394,862              $2,372,996              $2,326,205           $7,094,063
-----------------------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                $67,217               ($570,881)              ($537,493)         ($1,041,157)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                     $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                    $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                               ($37,455)               ($26,370)               ($47,220)           ($111,045)
-----------------------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                       $177,328                $178,415                $176,261             $532,004
-----------------------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                         $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                  $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                    $139,873                $152,045                $129,041             $420,959
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                    $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                    $0                      $0                    $250                 $250
-----------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                  $0                      $0                      $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                        $0                      $0                    $250                 $250
-----------------------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                      $34,758               ($129,699)              ($344,243)           ($439,184)
-----------------------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                             ($107,414)              ($593,227)              ($322,541)         ($1,023,182)
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-3
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         MONTH              MONTH               MONTH
CASH RECEIPTS AND                                  ------------------------------------------------------------    QUARTER
DISBURSEMENTS                                        October 2000       November 2000       December 2000           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                          ($71,331)           ($3,048)            ($14,649)          ($71,331)
-----------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                               $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                              $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                     $2,553,548         $2,337,144           $1,933,455         $6,824,147
-----------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                         $2,553,548         $2,337,144           $1,933,455         $6,824,147
-----------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                           $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                           $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                             ($2,485,265)       ($2,348,745)         ($1,895,329)       ($6,729,339)
-----------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                    ($2,485,265)       ($2,348,745)         ($1,895,329)       ($6,729,339)
-----------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                      $68,283           ($11,601)             $38,126            $94,808
-----------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                ($3,048)          ($14,649)             $23,477            $23,477
-----------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                              $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                       $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                            $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                                $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                      $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                         $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                   $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                            $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                    $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                 $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                              $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                      $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                            $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                        $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                        $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                      $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                            $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                      $0                 $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                       $68,283           ($11,601)             $38,126            $94,808
-----------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                 ($3,048)          ($14,649)             $23,477            $23,477
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-4
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                         MONTH                MONTH                  MONTH
                                                    SCHEDULE     ----------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT          October 2000         November 2000          December 2000
---------------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                              $2,298,311           $2,188,039              $1,564,899
---------------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                             $1,091,251             $764,610              $1,070,005
---------------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                               $354,139             $111,726                $269,518
---------------------------------------------------------------------------------------------------------------------------------
4.     91+                                                               $2,476,871           $2,470,933              $2,433,054
---------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                           $0            $6,220,572           $5,535,308              $5,337,476
---------------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                           $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                           $0            $6,220,572           $5,535,308              $5,337,476
---------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                           MONTH:    December 2000
--------------------------------------------------------------------------------------------------------------------------------
                                            0-30            31-60               61-90                 91+
TAXES PAYABLE                               DAYS             DAYS               DAYS                  DAYS           TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                           ($729,813)              $0                    $0                   $0        ($729,813)
--------------------------------------------------------------------------------------------------------------------------------
2.     STATE                                    $0               $0                    $0                   $0               $0
--------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                    $0               $0                    $0                   $0               $0
--------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                      $0               $0                    $0                   $0               $0
--------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE               ($729,813)              $0                    $0                   $0        ($729,813)
--------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                   $113,156          $27,290               $12,233             $197,516         $350,195
--------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                               MONTH:    December 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING            AMOUNT                                      ENDING
                                                   TAX            WITHHELD AND/            AMOUNT                  TAX
FEDERAL                                         LIABILITY*         0R ACCRUED               PAID                LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                       $0              $283,708             $283,708                      $0
---------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                     $0                    $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                     $0                    $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                        $0                    $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                       ($417,234)            ($344,243)                  $0               ($761,477)
---------------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                 $0                    $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                          ($417,234)             ($60,535)            $283,708               ($761,477)
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                         $0                    $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                             $466                    $8                   $0                    $474
---------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                         $23,603               $31,190              $23,603                 $31,190
---------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                        $0                    $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                       $0                    $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                   $0                    $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                 $0                    $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                            $24,069               $31,198              $23,603                 $31,664
---------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                  ($393,165)             ($29,337)            $307,311               ($729,813)
---------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-5
------------------------------------

------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH:  December 2000
-----------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                    Account #1      Account #2       Account #3
-----------------------------------------------------------------------------------------------------------------------
A.     BANK:                                             Bank One        Sun Trust
-------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                                  100128198        5572932                           TOTAL
-------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                                   Deposit        Operating
-----------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                                  $0         $16,662                          $16,662
-----------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                            $0              $0                               $0
-----------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                                $0              $0                               $0
-----------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                ($8,567)             $0                          ($8,567)
-----------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                            ($8,567)        $16,662               $0          $8,095
-----------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN                      No checks       No checks
-----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------
                                                          DATE OF         TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                              PURCHASE       INSTRUMENT         PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------------
7.     N/A
-----------------------------------------------------------------------------------------------------------------------
8.     N/A
-----------------------------------------------------------------------------------------------------------------------
9.     N/A
-----------------------------------------------------------------------------------------------------------------------
10.    N/A
-----------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                            $0              $0
-----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                        $15,382
-----------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                               $23,477
-----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-6

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

                                                        MONTH:  December 2000

-------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------
                                    INSIDERS
-------------------------------------------------------------------------------
                               TYPE OF                AMOUNT      TOTAL PAID
        NAME                   PAYMENT                 PAID         TO DATE
-------------------------------------------------------------------------------
1.   Toby Skaar                Salary                         $0        $4,808
-------------------------------------------------------------------------------
2.   Doug Kalitta              Salary                    $15,000       $90,000
-------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                         $15,000       $94,808
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                             TOTAL
                                    ORDER AUTHORIZING         AMOUNT        AMOUNT        TOTAL PAID          INCURRED
         NAME                            PAYMENT             APPROVED        PAID           TO DATE          & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                                 $0            $0                $0                  $0
-----------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

---------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                             SCHEDULED      AMOUNTS
                                                              MONTHLY        PAID            TOTAL
                                                             PAYMENTS       DURING          UNPAID
                     NAME OF CREDITOR                           DUE          MONTH       POSTPETITION
---------------------------------------------------------------------------------------------------------
1.   GE Capital                                                  $11,579            $0           $11,579
---------------------------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------------------------
6.   TOTAL                                                       $11,579            $0           $11,579
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-7
-------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
-------------------------------------

                                                        MONTH: December 2000

-----------------------------------
QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
---------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                             X
---------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                       X
---------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                                 X
---------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                           X
---------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                           X
---------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                     X
---------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                        X
---------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                 X
---------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                       X
---------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                      X
---------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                                X
---------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                  X
---------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
-----------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
---------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                             X
---------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                               X
---------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------
         TYPE OF                                                                           PAYMENT AMOUNT
         POLICY                CARRIER                     PERIOD COVERED                   & FREQUENCY
---------------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
---------------------------------------------------------------------------------------------------------------

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

-------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                        FOOTNOTES SUPPLEMENT
-------------------------------------
CASE NUMBER: 400-42143-BJH                                  ACCRUAL BASIS
-------------------------------------

                                              MONTH:   December 2000

------------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                    FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                Company are disbursed out of Kitty Hawk, Inc. (Parent
                                Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are carried
                                at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                400-42141.
------------------------------------------------------------------------------------------------------------
       3                3      The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
------------------------------------------------------------------------------------------------------------
       3                8      All cash received into the Company cash accounts is swept
                                 each night to Kitty Hawk, Inc. Master Account (see Case
                                 #400-42141).
------------------------------------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
------------------------------------------------------------------------------------------------------------
       4                6      All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                 are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
------------------------------------------------------------------------------------------------------------
       4                6      Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Charters Aging. Company is working on clearing these items.
------------------------------------------------------------------------------------------------------------
       3                28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------------------------

CASE  NAME: KITTY HAWK CHARTERS, INC.

CASE  NUMBER: 400-42143

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                   December 2000


8.   OTHER (ATTACH LIST)                                $47,725,265 Reported
                                             -----------------------
        Intercompany Receivables                         47,771,696
        A/R 401(k) Loan                                      (2,931)
        A/R Employees                                         5,597
        A/R Clothing Sales                                   32,711
        A/R Aging reconciling item                         (151,213)
        Fuel Inventory                                       14,192
        Security Deposit                                     55,213
                                             -----------------------
                                                         47,725,265 Detail
                                             -----------------------
                                                                  - Difference



22.  OTHER (ATTACH LIST)                                $ 1,583,571 Reported
                                             -----------------------
        Accrued Maintenance                                 181,471
        Accrued charter expenses                            653,039
        Accrued Salaries/Wages                              155,383
        Accrued 401(k)                                       11,479
        A/P Aging reconciling item                            8,152
        Misc                                                   (744)
        Accrued Fuel                                        574,791
                                             -----------------------
                                                          1,583,571 Detail
                                             -----------------------
                                                                  - Difference




ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                 $1,956,453 Reported
                                             -----------------------
        Ondemand costs                                      289,622
        135 Airline charter costs                            25,786
        Parts Lease                                           6,250
        Fuel                                                715,908
        Wages                                               755,665
        Travel expense                                       20,797
        Insurance                                            26,496
        Rotables/Repair/Consumables                         105,656
        Shipping                                              7,409
        Charts                                               13,307
        Shop materials/equip rental                          13,183
        Maintenance allocation                              (23,626)
                                             -----------------------
                                                          1,956,453 Detail
                                             -----------------------
                                                                  - Difference


ACCRUAL BASIS-3
8.   OTHER  (ATTACH  LIST)                               (1,895,329)Reported
                                             -----------------------
        Credit card charges                                  (9,556)
        Sweeps to Kitty Hawk, Inc.                       (1,885,773)Detail
                                             -----------------------
                                                         (1,895,329)Detail
                                             -----------------------
                                                                  - Difference